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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 24, 2003


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of November 1, 2003, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2003-11)


                       Ameriquest Mortgage Securities Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                  333-105982               33-0885129
           --------                  ----------               ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                              92868
------------------                                              -----
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (714) 564-0660
                                                     --------------


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                                       -2-

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

         On November 12, 2003, a single series of certificates, entitled Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2003-11 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 2003 (the "Agreement"), among Ameriquest Mortgage Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee").

         On December 24, 2003 following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to approximately $406,047,300.49 with funds on deposit in the pre-funding accounts (the "Pre-Funding Accounts") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated December 24, 2003, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

         On December 30, 2003 following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to approximately $60,601,939.99 with funds on deposit in the Pre-Funding Accounts established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated December 30, 2003, between the Depositor and the Trustee (the "Second Subsequent Transfer Instrument"). Attached to the Second Subsequent Transfer Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Second Subsequent Transfer Instrument.

Item 5.  Other Events
         ------------

Description of the Mortgage Pool

         The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first lien adjustable-rate and fixed- rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the Subsequent Transfer Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of approximately $1,433,339,759.35 as of November 1, 2003 and (ii) the Pre-Funding Accounts, which in the aggregate contained approximately $466,660,240.65.

         As more fully described above, on December 24, 2003 and December 30, 2003, the Depositor purchased the Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Accounts.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of December 30, 2003, the end of the "Funding Period" (as defined in the Agreement).

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits


                  Exhibit No.       Description
                  -----------       -----------

                       4.2 Subsequent Transfer Instruments, dated as of December 24, 2003 and December 30, 2003, between Ameriquest Mortgage Securities Inc. as seller and Deutsche Bank National Trust Company, as trustee.

                      99.1 Characteristics of the Mortgage Pool as of November 1, 2003, relating to Ameriquest Mortgage Securities Inc., Asset- Backed Pass-Through Certificates, Series 2003-11.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: December 30, 2003

                                                 AMERIQUEST MORTGAGE SECURITIES
                                                 INC.


                                                 By: /s/ John P. Grazer
                                                     ---------------------------
                                                 Name:   John P. Grazer
                                                 Title:  Chief Financial Officer












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                                       -5-

                                Index to Exhibits
                                -----------------



                                                                                               Sequentially
       Exhibit No.                              Description                                    Numbered Page
       -----------                              -----------                                    -------------
           4.2            Subsequent Transfer Instruments, dated as of
                          December 24, 2003 and December 30, 2003,
                          between Ameriquest Mortgage Securities Inc.
                          as seller and Deutsche Bank National Trust
                          Company, as trustee.

          99.1 Characteristics of the Mortgage Pool as of November 1, 2003, relating to Ameriquest
                          Mortgage Securities Inc., Asset-Backed Pass-
                          Through Certificates, Series 2003-11.